CERTIFICATION
                            PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, the President of The Community Development Fund (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended June 30, 2017 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 6, 2017


                                                  /s/  Kenneth H. Thomas
                                                  -------------------------
                                                  Kenneth H. Thomas, Ph.D.
                                                  President






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                                 CERTIFICATION
                            PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned, the Treasurer and CFO of The Community Development Fund (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended June 30, 2017 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 6, 2017


                                                  /s/ Eric Kleinschmidt
                                                  ------------------------
                                                  Eric Kleinschmidt
                                                  Treasurer and CFO